UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐
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☐     Preliminary Proxy Statement
☐     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐     Definitive Proxy Statement
☑     Definitive Additional Materials
☐     Soliciting Material Pursuant to §240.14a-12

Tractor Supply Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IMPORTANT ANNUAL MEETING INFORMATION

Notice of Annual Meeting of Stockholders

Important Notice Regarding the Availability of Proxy Materials for Tractor Supply Company’s Annual Meeting of Stockholders to be Held on May 6, 2021

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report/10-K to stockholders are available at:

www.envisionreports.com/TSCO

Easy Online Access — View your proxy materials and vote.

Step 1: Go to www.envisionreports.com/TSCO
Step 2: Click on Cast Your Vote or Request Materials.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 26, 2021 to facilitate timely delivery.

Notice of Annual Meeting of Stockholders

The 2021 Annual Meeting of Stockholders of Tractor Supply Company will be held on May 6, 2021 at 10:00 a.m, Central Time, virtually via the Internet at www.meetingcenter.io/215031089. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. The password for this meeting is TSCO2021.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommend a vote FOR all the nominees listed on Proposal 1 and FOR Proposal 2 and 3 and AGAINST Proposal 4:

1.	Election of Directors:
01 - Cynthia T. Jamison
02 - Joy Brown
03 - Ricardo Cardenas
04 - Denise L. Jackson
05 - Thomas A. Kingsbury
06 - Ramkumar Krishnan
07 - Edna K. Morris
08 - Mark J. Weikel
09 - Harry A. Lawton III

2.	To ratify the re-appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 25, 2021.

3.	Say on Pay - An advisory vote to approve executive compensation

4.	Stockholder Proposal titled "Transition to Public Benefit Corporation"

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please follow the instructions in this notice.

Here’s how to order a copy of the proxy materials and select delivery preferences:

Proxy Materials available to View or Receive: Notice, Proxy Statement and Annual Report/10-K.

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

Current and future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of proxy materials.

Internet – Go to www.envisionreports.com/TSCO. Click Cast Your Vote or Request Materials.

Phone – Call us free of charge at 1-866-641-4276.

Email – Send an email to investorvote@computershare.com with “Proxy Materials Tractor Supply” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 26, 2021.